UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

iGo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30907	86-0843914
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17800 North Perimeter Dr., Suite 200,
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 596-0061
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On December 18, 2013, iGo, Inc. (the "Company") issued a press release advising that it had filed a notice of termination of registration on Form 15 with the U.S. Securities and Exchange Commission to deregister its common stock, par value $0.10 per share, with associated Series G Junior Participating Preferred Stock Purchase Rights, under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Act”), and to suspend the Company’s periodic reporting obligations under Section 13(a) of the Act. At the time of filing the Form 15, the Company had approximately 270 holders of record as determined pursuant to Rule 12g5-1promulgated under the Act. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

iGo, Inc.

Date: December 19, 2013	By:	/s/ Terry R. Gibson
Terry R. Gibson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 18, 2013.